MERRILL LYNCH
                                                                   PENNSYLVANIA
                                                                   MUNICIPAL
                                                                   BOND FUND

                               [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance


                                                                   Annual Report
                                                                   July 31, 1998

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the period, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns pushed bond yields modestly higher by late April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. Long-term uninsured municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, rose less than 5 basis points (0.05%) to end the July quarter at 5.36%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 10 basis points to end the July quarter at 5.71%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, more than $153 billion in new tax-exempt bonds were underwritten, an increase of almost 50% compared to the same period a year ago. During the quarter ended July 31, 1998, municipalities issued over $75 billion in new securities, an increase of more than 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far in 1998.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries may have lowered US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At July 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax code that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

Portfolio Strategy

During the six-month period ended July 31, 1998, our investment outlook for Merrill Lynch Pennsylvania Municipal Bond Fund was basically constructive. We believed that the strong economic growth seen in late 1997 and thus far in 1998 would be offset by a combination of the extremely positive inflationary environment and deteriorating Asian economic conditions. Consequently, as 1998 progressed, we expected tax-exempt bond yields to trade in a relatively narrow range, with a bias toward lower bond yields. We also maintained a fully invested position in order to seek to enhance shareholder income and participate fully in the anticipated market improvement.

Looking ahead, we expect to remain fully invested with little change in the Fund's present structure in order to seek to enhance the Fund's dividend and performance. Current economic fundamentals, a strong domestic economy with high productivity, offset by equally favorable deflationary pressures from Asia, suggest that interest rates should trend lower in the coming month. We will continue to monitor economic data for any sign of inflationary pressure so that we can modify our portfolio strategy to a more defensive position.

Fiscal Year in Review

During the fiscal year ended July 31, 1998, yields within the municipal bond market generally declined, although there was considerable monthly volatility. This volatility was largely the result of an increase in new bond issuance compared to the same period a year ago. During the fiscal year ended July 31, 1998, more than $275 billion in long-term, tax-exempt securities were issued, an increase of over 40% compared to the same period a year ago. Pennsylvania municipalities issued more than $14.4 billion in new securities, representing an increase of about 54% for the same period. At times during the period, such increases in supply outweighed investor demand, allowing yields to rise temporarily.

During the fiscal year, we generally maintained a constructive approach toward the municipal bond market. The Fund was fully invested in long-term Pennsylvania tax-exempt securities throughout the 12-month period. These strategies produced total returns of +6.02%, +5.57%, +5.47% and +6.00% for the Fund's Class A, Class B, Class C and Class D Shares, respectively, for the year ended July 31, 1998. This compares to the Lipper Analytical Services, Inc. average total return of +5.25% for similar Pennsylvania tax-exempt funds during the same 12-month period.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Pennsylvania Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

September 8, 1998

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*
=================================================================================================================
                                                                                                    Standardized
                                                         12 Month       3 Month    Since Inception  30-Day Yield
                                                       Total Return  Total Return   Total Return    As of 7/31/98
=================================================================================================================
ML Pennsylvania Municipal Bond Fund Class A Shares         +6.02%        +2.56%        +84.94%          4.29%
-----------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class B Shares         +5.57         +2.52         +77.82           3.96
-----------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class C Shares         +5.47         +2.40         +31.32           3.86
-----------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class D Shares         +6.00         +2.53         +33.99           4.19
=================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are: Class A and Class B Shares, 8/31/90; and Class C and Class D Shares, 10/21/94.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                          8/31/90**       7/98

ML Pennsylvania Municipal Bond Fund+--Class A Shares*      $ 9,600      $17,753
ML Pennsylvania Municipal Bond Fund+--Class B Shares*      $10,000      $17,782
Lehman Brothers Municipal Bond Index++                     $10,000      $18,699

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                          10/21/94**      7/98

ML Pennsylvania Municipal Bond Fund+--Class C Shares*      $10,000      $13,132
ML Pennsylvania Municipal Bond Fund+--Class D Shares*      $ 9,600      $12,862
Lehman Brothers Municipal Bond Index++                     $10,000      $13,837

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Pennsylvania Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      The starting date for the Index in the Class C & Class D Shares graph is from 10/31/94.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/98                                   +8.72%            +4.37%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                             +6.13             +5.27
--------------------------------------------------------------------------------
Inception (8/31/90)
through 6/30/98                                      +8.13             +7.57
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                    % Return         % Return
                                                  Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/98                                   +8.17%            +4.17%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                             +5.61             +5.61
--------------------------------------------------------------------------------
Inception (8/31/90)
through 6/30/98                                      +7.58             +7.58
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                    % Return         % Return
                                                  Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/98                                   +7.97%            +6.97%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                      +7.57             +7.57
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/98                                   +8.51%            +4.17%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                      +8.14             +6.95
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                                     (Note 1a)
=================================================================================================================================
Pennsylvania--100.7%
=================================================================================================================================
AAA      Aaa      $4,000   Allegheny County, Pennsylvania, Airport Revenue Refunding Bonds (Pittsburgh
                           International Airport), Series B, 5% due 1/01/2019 (c)                                        $  3,905
---------------------------------------------------------------------------------------------------------------------------------
NR*      A2        2,000   Allegheny County, Pennsylvania, Hospital Development Authority Revenue Bonds
                           (South Hills Health System), Series A, 6.50% due 5/01/2014                                       2,198
---------------------------------------------------------------------------------------------------------------------------------
                           Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds:
AAA      Aaa       4,785     (Commercial Development MPB Association Project), Mercy Hospital
                             of Pittsburgh, 7.70% due 12/01/2013 (e)                                                        6,260
BBB-     Baa3      2,000     (Environmental Improvement--USX Corporation Project), 6.10% due 7/15/2020                      2,116
BBB-     Baa2      2,900     (Environmental Improvement--USX Corporation Project), 5.60% due 9/01/2030                      2,915
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,750   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue Bonds, RITR,
                           Series 20, 6.77% due 12/01/2024 (c)(h)                                                           1,823
---------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       2,500   Berks County, Pennsylvania, GO, UT, 5% due 11/15/2025 (b)                                        2,424
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Butler, Pennsylvania, Area School District, Refunding, UT, Series B, 4.75% due 10/01/2022 (d)    2,353
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,550   Cambria County, Pennsylvania, Refunding, GO, UT, Series A, 6.625% due 8/15/2014 (d)              4,005
---------------------------------------------------------------------------------------------------------------------------------
BBB-     NR*       1,750   Chester County, Pennsylvania, Health and Educational Authority, College Revenue Bonds
                           (Immaculata College), 5.625% due 10/15/2027                                                      1,739
---------------------------------------------------------------------------------------------------------------------------------
BBB+     NR*       2,000   Cumberland County, Pennsylvania, Municipal Authority Revenue Bonds (Presbyterian
                           Homes Inc. Project), 6% due 12/01/2026                                                           2,079
---------------------------------------------------------------------------------------------------------------------------------
A-       NR*       5,350   Delaware County, Pennsylvania, Hospital Authority Revenue Bonds (Riddle
                           Memorial Hospital), 6.50% due 1/01/2022                                                          5,661
---------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       4,000   Delaware County, Pennsylvania, University Revenue Bonds (Villanova University), Series A,
                           5% due 12/01/2028 (c)                                                                            3,872
---------------------------------------------------------------------------------------------------------------------------------
NR*      NR*         920   Erie--Western Pennsylvania, Port Authority, General Revenue Bonds, 6.875% due 6/15/2016            996
---------------------------------------------------------------------------------------------------------------------------------
A-       NR*       3,000   Gettysburg, Pennsylvania, Municipal Authority, College Revenue Refunding Bonds
                           (Gettysburg College Project), 6.60% due 2/15/2002 (f)                                            3,247
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,750   Greater Johnston, Pennsylvania, GO, School District, Refunding, UT, Series 1998,
                           5% due 2/01/2019 (c)                                                                             1,719
---------------------------------------------------------------------------------------------------------------------------------
NR*      Baa1      3,000   Latrobe, Pennsylvania, IDA, College Revenue Bonds (Saint Vincent College Project),
                           6.75% due 5/01/2004 (f)                                                                          3,409
---------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Pennsylvania Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

   AMT        Alternative Minimum Tax (subject to)
   GO         General Obligation Bonds
   HFA        Housing Finance Agency
   IDA        Industrial Development Authority
   IDR        Industrial Development Revenue Bonds
   MVRICS     Municipal Variable Rate Inverse Class Securities
   PCR        Pollution Control Revenue Bonds
   RIB        Residual Interest Bonds
   RITR       Residual Interest Trust Receipts
   S/F        Single-Family
   UT         Unlimited Tax
   VRDN       Variable Rate Demand Notes

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                                     (Note 1a)
=================================================================================================================================
Pennsylvania (continued)
=================================================================================================================================
AAA      Aaa      $3,000   Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds (Saint Luke's
                           Hospital--Bethlehem), 6.25% due 7/01/2022 (b)                                                 $  3,240
---------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       2,180   Lower Merion Township, Pennsylvania, School District, UT, 5% due 5/15/2023                       2,114
---------------------------------------------------------------------------------------------------------------------------------
                           Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Refunding Bonds
                           (Pennsylvania Gas and Water Company Project), AMT, Series A:
A-       A3        3,600     7.20% due 10/01/2017                                                                           3,971
AAA      Aaa       2,000     7% due 12/01/2017 (b)                                                                          2,265
---------------------------------------------------------------------------------------------------------------------------------
                           Montgomery County, Pennsylvania, Higher Education and Health Authority,
                           Hospital Revenue Bonds:
AAA      Aaa       2,500     (Abington Hospital), MVRICS, Series A, 9.295% due 6/01/2011 (b)(h)                             2,931
BBB      NR*       2,835     (Northwestern Corporation), 7% due 6/01/2003 (f)                                               3,189
---------------------------------------------------------------------------------------------------------------------------------
BBB+     Baa2      2,665   Montgomery County, Pennsylvania, IDA, PCR, Refunding (Philadelphia Electric Company),
                           AMT, Series A, 7.60% due 4/01/2021                                                               2,883
---------------------------------------------------------------------------------------------------------------------------------
NR*      Baa1      1,400   New Wilmington, Pennsylvania, Municipal Authority, College Revenue Bonds
                           (Westminister College), 5.35% due 3/01/2028                                                      1,388
---------------------------------------------------------------------------------------------------------------------------------
                           Pennsylvania Convention Center Authority, Revenue Refunding Bonds, Series A:
BBB      Baa       1,555     6.70% due 9/01/2014                                                                            1,732
BBB      Baa       2,500     6.75% due 9/01/2019                                                                            2,792
---------------------------------------------------------------------------------------------------------------------------------
BBB      Baa3      4,000   Pennsylvania Economic Development Financing Authority, Wastewater Treatment Revenue
                           Bonds (Sun Company Inc.--R & M Project), AMT, Series A, 7.60% due 12/01/2024                     4,665
---------------------------------------------------------------------------------------------------------------------------------
AA       Aa2       1,000   Pennsylvania HFA, Refunding, RIB, AMT, Series 1991-31C, 9.964% due 10/01/2023 (h)                1,135
---------------------------------------------------------------------------------------------------------------------------------
                           Pennsylvania HFA, S/F Mortgage, AMT:
AA+      Aa2       1,865     Refunding, Series 60A, 5.85% due 10/01/2027                                                    1,917
AA+      Aa          865     Series 28, 7.65% due 10/01/2023                                                                  907
AA+      Aa        2,165     Series 40, 6.90% due 4/01/2025                                                                 2,340
AA+      Aa        1,500     Series 41B, 6.65% due 4/01/2025                                                                1,606
AA+      Aa2       1,250     Series 59A, 5.80% due 10/01/2029                                                               1,281
AA+      Aa2       1,000     Series 62A, 5.50% due 10/01/2022                                                               1,007
---------------------------------------------------------------------------------------------------------------------------------
A        NR*       2,000   Pennsylvania State Finance Authority, Revenue Refunding Bonds (Municipal Capital
                           Improvements Program), 6.60% due 11/01/2009                                                      2,212
---------------------------------------------------------------------------------------------------------------------------------
                           Pennsylvania State Higher Educational Facilities Authority, College and University
                           Revenue Bonds:
NR*      Baa3      2,295     (Delaware Valley College of Science & Agriculture), 7% due 4/01/2022                           2,500
NR*      NR*       1,030     (Pennsylvania College of Podiatric Medicine), 8.50% due 10/01/1999 (f)                         1,095
BBB+     NR*       2,000     (Ursinus College), 5.90% due 1/01/2027                                                         2,084
---------------------------------------------------------------------------------------------------------------------------------
                           Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding Bonds,
                           Series A (c):
AAA      Aaa         600     6.625% due 8/15/2009                                                                             662
AAA      Aaa       2,500     (University of Pennsylvania--Health Services), 5.375% due 1/01/2015                            2,563
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,500   Philadelphia, Pennsylvania, Airport Revenue Bonds (Philadelphia Airport System), AMT,
                           Series B, 5.40% due 6/15/2027 (d)                                                                1,518
---------------------------------------------------------------------------------------------------------------------------------
                           Philadelphia, Pennsylvania, Authority for IDR:
NR*      Baa2      1,300     (Franklin Institute Project), 5.20% due 6/15/2026                                              1,246
A+       NR*       1,895     (National Board of Medical Examiners Project), 6.75% due 5/01/2012                             2,074
---------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                                     (Note 1a)
=================================================================================================================================
Pennsylvania (concluded)
=================================================================================================================================
                           Philadelphia, Pennsylvania, Gas Works Revenue Bonds:
AAA      Aaa      $2,000     1st Series B, 5% due 7/01/2028 (e)                                                          $  1,925
AAA      Aaa       1,440     12th Series B, 7% due 5/15/2020 (c)(g)                                                         1,744
---------------------------------------------------------------------------------------------------------------------------------
                           Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority,
                           Hospital Revenue Bonds:
A1+      VMIG1+    1,500     (Children's Hospital of Philadelphia Project), VRDN, Series A, 3.65% due 3/01/2027 (a)         1,500
A-       NR*       1,015     (Children's Seashore House), Series A, 7% due 8/15/2017                                        1,110
A-       NR*       3,000     (Children's Seashore House), Series B, 7% due 8/15/2022                                        3,268
BBB      NR*       2,595     (Northwestern Corp.), 7.125% due 6/01/2003 (f)                                                 2,932
A-       Baa1      3,750     Refunding (Chestnut Hill Hospital), 6.50% due 11/15/2022                                       4,012
AAA      NR*       3,000     Refunding (Presbyterian Medical Center), 6.65% due 12/01/2019 (g)                              3,566
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   Pittsburgh, Pennsylvania, Water and Sewer Authority, Water and Sewer System Revenue
                           Bonds, Sub-Series C, 5.05% due 9/01/2025 (e)                                                     2,931
---------------------------------------------------------------------------------------------------------------------------------
                           Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue Refunding Bonds
                           (Northeastern Power Company), VRDN (a):
A1+      NR*         100     AMT, Series B, 3.75% due 12/01/2022                                                              100
A1+      NR*       1,900     Series A, 3.65% due 12/01/2022                                                                 1,900
---------------------------------------------------------------------------------------------------------------------------------
A-       NR*       1,750   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority, Revenue Refunding
                           Bonds (University of Scranton Project), Series A, 6.50% due 3/01/2013                            1,874
---------------------------------------------------------------------------------------------------------------------------------
AA       Aa3       5,000   Upper Saint Clair Township, Pennsylvania, School District Refunding Bonds, UT,
                           5.20% due 7/15/2027                                                                              4,978
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$130,337)--100.7%                                                                                139,878
Liabilities in Excess of Other Assets--(0.7%)                                                                                (933)
                                                                                                                         --------
Net Assets--100.0%                                                                                                       $138,945
                                                                                                                         ========
---------------------------------------------------------------------------------------------------------------------------------

      (a)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
      (b)   AMBAC Insured.
      (c)   MBIA Insured.
      (d)   FGIC Insured.
      (e)   FSA Insured.
      (f)   Prerefunded.
      (g)   Escrowed to maturity.
      (h)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
      *     Not Rated.
      +     Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1998
===============================================================================================================================
Assets:              Investments, at value (identified cost--$130,336,870) (Note 1a) ..............                $139,877,984
                     Cash .........................................................................                      56,518
                     Receivables:
                       Interest ...................................................................  $  1,975,264
                       Beneficial interest sold ...................................................       133,678     2,108,942
                                                                                                     ------------
                     Prepaid registration fees and other assets (Note 1e) .........................                      18,438
                                                                                                                   ------------
                     Total assets .................................................................                 142,061,882
                                                                                                                   ------------
-------------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased .......................................................     2,553,776
                       Beneficial interest redeemed ...............................................       301,577
                       Dividends to shareholders (Note 1f) ........................................       106,585
                       Investment adviser (Note 2) ................................................        68,727
                       Distributor (Note 2) .......................................................        51,026     3,081,691
                                                                                                     ------------
                     Accrued expenses and other liabilities .......................................                      35,627
                                                                                                                   ------------
                     Total liabilities ............................................................                   3,117,318
                                                                                                                   ------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ...................................................................                $138,944,564
                                                                                                                   ============
-------------------------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized ............................................................                $    178,852
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ............................................................                     895,975
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ............................................................                      60,107
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ............................................................                      70,579
                     Paid-in capital in excess of par .............................................                 127,834,067
                     Undistributed realized capital gains on investments--net .....................                     363,870
                     Unrealized appreciation on investments--net ..................................                   9,541,114
                                                                                                                   ------------
                     Net assets ...................................................................                $138,944,564
                                                                                                                   ============
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A--Based on net assets of $20,612,627 and 1,788,517 shares
                     of beneficial interest outstanding ...........................................                $      11.52
                                                                                                                   ============
                     Class B--Based on net assets of $103,261,489 and 8,959,748 shares
                     of beneficial interest outstanding ...........................................                $      11.53
                                                                                                                   ============
                     Class C--Based on net assets of $6,927,947 and 601,073 shares
                     of beneficial interest outstanding ...........................................                $      11.53
                                                                                                                   ============
                     Class D--Based on net assets of $8,142,501 and 705,792 shares
                     of beneficial interest outstanding ...........................................                $      11.54
                                                                                                                   ============
-------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

Statement of Operations
===============================================================================================================================
                                                                                                             For the Year Ended
                                                                                                                  July 31, 1998
-------------------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned .....................                $  8,220,373
(Note 1d):
-------------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ............................................  $    773,590
                     Account maintenance and distribution fees--Class B (Note 2) ..................       529,371
                     Professional fees ............................................................        61,910
                     Accounting services (Note 2) .................................................        57,018
                     Transfer agent fees--Class B (Note 2) ........................................        51,805
                     Printing and shareholder reports .............................................        42,017
                     Account maintenance and distribution fees--Class C (Note 2) ..................        41,048
                     Custodian fees ...............................................................         8,600
                     Transfer agent fees--Class A (Note 2) ........................................         8,407
                     Trustees' fees and expenses ..................................................         7,888
                     Pricing fees .................................................................         7,772
                     Registration fees (Note 1e) ..................................................         7,368
                     Account maintenance fees--Class D (Note 2) ...................................         6,803
                     Transfer agent fees--Class C (Note 2) ........................................         3,361
                     Transfer agent fees--Class D (Note 2) ........................................         2,690
                     Other ........................................................................         3,147
                                                                                                     ------------
                     Total expenses ...............................................................                   1,612,795
                                                                                                                   ------------
                     Investment income--net .......................................................                   6,607,578
                                                                                                                   ------------
-------------------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ............................................                   2,705,180
Unrealized           Change in unrealized appreciation on investments--net ........................                  (1,580,034)
Gain (Loss) on                                                                                                     ------------
Investments--Net     Net Increase in Net Assets Resulting from Operations .........................                $  7,732,724
(Notes 1b, 1d & 3):                                                                                                ============
-------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

Statements of Changes in Net Assets
===============================================================================================================================
                                                                                                            For the Year
                                                                                                           Ended July 31,
                                                                                                     --------------------------
Increase (Decrease) in Net Assets:                                                                       1998          1997
-------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .......................................................  $  6,607,578  $  7,159,197
                     Realized gain on investments--net ............................................     2,705,180     1,919,585
                     Change in unrealized appreciation on investments--net ........................    (1,580,034)    3,613,001
                                                                                                     ------------  ------------
                     Net increase in net assets resulting from operations .........................     7,732,724    12,691,783
                                                                                                     ------------  ------------
-------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Class A ....................................................................    (1,081,075)   (1,144,917)
Shareholders           Class B ....................................................................    (4,877,251)   (5,531,327)
(Note 1f):             Class C ....................................................................      (308,230)     (252,297)
                       Class D ....................................................................      (341,022)     (230,656)
                     Realized gain on investments--net:
                       Class A ....................................................................      (279,469)      (52,975)
                       Class B ....................................................................    (1,417,208)     (290,647)
                       Class C ....................................................................       (93,062)      (13,183)
                       Class D ....................................................................       (94,027)      (10,473)
                                                                                                     ------------  ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders ..............................................................    (8,491,344)   (7,526,475)
                                                                                                     ------------  ------------
-------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions .....    (2,038,370)  (13,919,756)
Transactions                                                                                         ------------  ------------
(Note 4):
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets .................................................    (2,796,990)   (8,754,448)
                     Beginning of year ............................................................   141,741,554   150,496,002
                                                                                                     ------------  ------------
                     End of year ..................................................................  $138,944,564  $141,741,554
                                                                                                     ============  ============
-------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

Financial Highlights
==========================================================================================================================
                                                                                        Class A
The following per share data and ratios have been derived    -------------------------------------------------------------
from information provided in the financial statements.                         For the Year Ended July 31,
                                                             -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         1998         1997        1996          1995         1994
--------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...  $   11.59    $   11.17    $   11.07    $   11.00    $   11.39
Operating                                                    ---------    ---------    ---------    ---------    ---------
Performance:         Investment income--net ...............        .59          .60          .61          .62          .60
                     Realized and unrealized gain (loss) on
                     investments--net .....................        .08          .45          .10          .07         (.33)
                                                             ---------    ---------    ---------    ---------    ---------
                     Total from investment operations .....        .67         1.05          .71          .69          .27
                                                             ---------    ---------    ---------    ---------    ---------
                     Less dividends and distributions:
                       Investment income--net .............       (.59)        (.60)        (.61)        (.62)        (.60)
                       Realized gain on investments--net ..       (.15)        (.03)          --           --         (.04)
                       In excess of realized gain on
                       investments--net ...................         --           --           --           --         (.02)
                                                             ---------    ---------    ---------    ---------    ---------
                     Total dividends and distributions ....       (.74)        (.63)        (.61)        (.62)        (.66)
                                                             ---------    ---------    ---------    ---------    ---------
                     Net asset value, end of year .........  $   11.52    $   11.59    $   11.17    $   11.07    $   11.00
                                                             =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...       6.02%        9.72%        6.53%        6.54%        2.37%
Return:*                                                     =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .............................        .73%         .74%         .76%         .77%         .75%
Net Assets:                                                  =========    =========    =========    =========    =========
                     Investment income--net ...............       5.12%        5.36%        5.41%        5.72%        5.30%
                                                             =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)  $  20,613    $  21,179    $  21,626    $  23,040    $  28,239
Data:                                                        =========    =========    =========    =========    =========
                     Portfolio turnover ...................      46.87%       49.82%       58.33%       59.17%       37.73%
                                                             =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales loads.

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

Financial Highlights (continued)
==========================================================================================================================
                                                                                        Class B
The following per share data and ratios have been derived    -------------------------------------------------------------
from information provided in the financial statements.                         For the Year Ended July 31,
                                                             -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         1998         1997        1996          1995         1994
--------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...  $   11.59    $   11.17    $   11.07    $   11.00    $   11.39
Operating                                                    ---------    ---------    ---------    ---------    ---------
Performance:         Investment income--net ...............        .53          .55          .55          .56          .54
                     Realized and unrealized gain (loss) on
                     investments--net .....................        .09          .45          .10          .07         (.33)
                                                             ---------    ---------    ---------    ---------    ---------
                     Total from investment operations .....        .62         1.00          .65          .63          .21
                                                             ---------    ---------    ---------    ---------    ---------
                     Less dividends and distributions:
                       Investment income--net .............       (.53)        (.55)        (.55)        (.56)        (.54)
                       Realized gain on investments--net ..       (.15)        (.03)          --           --         (.04)
                       In excess of realized gain on
                       investments--net ...................         --           --           --           --         (.02)
                                                             ---------    ---------    ---------    ---------    ---------
                     Total dividends and distributions ....       (.68)        (.58)        (.55)        (.56)        (.60)
                                                             ---------    ---------    ---------    ---------    ---------
                     Net asset value, end of year .........  $   11.53    $   11.59    $   11.17    $   11.07    $   11.00
                                                             =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...       5.57%        9.17%        5.98%        6.00%        1.86%
Return:*                                                     =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .............................       1.24%        1.25%        1.27%        1.28%        1.25%
Net Assets:                                                  =========    =========    =========    =========    =========
                     Investment income--net ...............       4.61%        4.85%        4.91%        5.21%        4.80%
                                                             =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)  $ 103,261    $ 109,070    $ 120,565    $ 123,260    $ 130,418
Data:                                                        =========    =========    =========    =========    =========
                     Portfolio turnover ...................      46.87%       49.82%       58.33%       59.17%       37.73%
                                                             =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales loads.

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

Financial Highlights (continued)
=====================================================================================================================
                                                                                          Class C
                                                                     ------------------------------------------------
                                                                                                             For the
                                                                                                              Period
The following per share data and ratios have been derived                 For the Year Ended July 31,        Oct. 21,
from information provided in the financial statements.                                                       1994+ to
                                                                     -----------------------------------     July 31,
Increase (Decrease) in Net Asset Value:                                 1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .......    $   11.59    $   11.17    $   11.07    $   10.68
Operating                                                            ---------    ---------    ---------    ---------
Performance:         Investment income--net .....................          .52          .53          .54          .43
                     Realized and unrealized gain on
                     investments--net ...........................          .09          .45          .10          .39
                                                                     ---------    ---------    ---------    ---------
                     Total from investment operations ...........          .61          .98          .64          .82
                                                                     ---------    ---------    ---------    ---------
                     Less dividends and distributions:
                       Investment income--net ...................         (.52)        (.53)        (.54)        (.43)
                       Realized gain on investments--net ........         (.15)        (.03)          --           --
                                                                     ---------    ---------    ---------    ---------
                     Total dividends and distributions ..........         (.67)        (.56)        (.54)        (.43)
                                                                     ---------    ---------    ---------    ---------
                     Net asset value, end of period .............    $   11.53    $   11.59    $   11.17    $   11.07
                                                                     =========    =========    =========    =========
---------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........         5.47%        9.06%        5.87%        7.83%++
Return:**                                                            =========    =========    =========    =========
---------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...................................         1.34%        1.35%        1.37%        1.38%*
Net Assets:                                                          =========    =========    =========    =========
                     Investment income--net .....................         4.51%        4.75%        4.80%        5.05%*
                                                                     =========    =========    =========    =========
---------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ...    $   6,928    $   6,145    $   4,722    $   1,868
Data:                                                                =========    =========    =========    =========
                     Portfolio turnover .........................        46.87%       49.82%       58.33%       59.17%
                                                                     =========    =========    =========    =========
---------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Commencement of operations.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
===================================================================================================================
                                                                                        Class D
                                                                   ------------------------------------------------
                                                                                                           For the
                                                                                                            Period
The following per share data and ratios have been derived               For the Year Ended July 31,        Oct. 21,
from information provided in the financial statements.                                                     1994+ to
                                                                   -----------------------------------     July 31,
Increase (Decrease) in Net Asset Value:                               1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .......  $   11.60    $   11.18    $   11.08    $   10.68
Operating                                                          ---------    ---------    ---------    ---------
Performance:         Investment income--net .....................        .58          .59          .60          .47
                     Realized and unrealized gain on
                     investments--net ...........................        .09          .45          .10          .40
                                                                   ---------    ---------    ---------    ---------
                     Total from investment operations ...........        .67         1.04          .70          .87
                                                                   ---------    ---------    ---------    ---------
                     Less dividends and distributions:
                       Investment income--net ...................       (.58)        (.59)        (.60)        (.47)
                       Realized gain on investments--net ........       (.15)        (.03)          --           --
                                                                   ---------    ---------    ---------    ---------
                     Total dividends and distributions ..........       (.73)        (.62)        (.60)        (.47)
                                                                   ---------    ---------    ---------    ---------
                     Net asset value, end of period .............  $   11.54    $   11.60    $   11.18    $   11.08
                                                                   =========    =========    =========    =========
-------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........       6.00%        9.61%        6.42%        8.36%++
Return:**                                                          =========    =========    =========    =========
-------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...................................        .83%         .84%         .86%         .87%*
Net Assets:                                                        =========    =========    =========    =========
                     Investment income--net .....................       5.01%        5.26%        5.31%        5.65%*
                                                                   =========    =========    =========    =========
-------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ...  $   8,143    $   5,348    $   3,583    $   2,630
Data:                                                              =========    =========    =========    =========
                     Portfolio turnover .........................      46.87%       49.82%       58.33%       59.17%
                                                                   =========    =========    =========    =========
-------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Commencement of operations.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Pennsylvania Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                 Account          Distribution
                                             Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class B ................................          0.25%               0.25%
Class C ................................          0.25%               0.35%
Class D ................................          0.10%                 --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                MLFD                MLPF&S
--------------------------------------------------------------------------------
Class A ................................       $  894              $ 7,266
Class D ................................       $2,023              $14,282
--------------------------------------------------------------------------------

For the year ended July 31, 1998, MLPF&S received contingent deferred sales charges of $134,462 and $1,865 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1998 were $63,635,823 and $64,609,431, respectively.

Net realized gains for the year ended July 31, 1998 and net unrealized gains as of July 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                Realized          Unrealized
                                                  Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ..................       $2,705,180         $9,541,114
                                               ----------         ----------
Total ..................................       $2,705,180         $9,541,114
                                               ==========         ==========
--------------------------------------------------------------------------------

As of July 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $9,541,114, of which $9,581,355 related to appreciated securities and $40,241 related to depreciated securities. The aggregate cost of investments at July 31, 1998 for Federal income tax purposes was $130,336,870.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $2,038,370 and $13,919,756 for the years ended July 31, 1998 and July 31, 1997, respectively.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 1998                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................         205,752       $   2,366,424
Shares issued to share-
holders in reinvestment of
dividends and distributions ...............          65,441             753,214
                                                 ----------       -------------
Total issued ..............................         271,193           3,119,638
Shares redeemed ...........................        (310,567)         (3,574,837)
                                                 ----------       -------------
Net decrease ..............................         (39,374)      $    (455,199)
                                                 ==========       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 1997                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................         463,882       $   5,214,824
Shares issued to share-
holders in reinvestment of
dividends and distributions ...............          56,819             639,033
                                                 ----------       -------------
Total issued ..............................         520,701           5,853,857
Shares redeemed ...........................        (628,409)         (7,047,455)
                                                 ----------       -------------
Net decrease ..............................        (107,708)      $  (1,193,598)
                                                 ==========       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 1998                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................       1,121,392       $  12,914,084
Shares issued to share-
holders in reinvestment of
dividends and distributions ...............         271,927           3,129,770
                                                 ----------       -------------
Total issued ..............................       1,393,319          16,043,854
Automatic conversion
of shares .................................         (19,883)           (228,884)
Shares redeemed ...........................      (1,827,238)        (21,046,434)
                                                 ----------       -------------
Net decrease ..............................        (453,802)      $  (5,231,464)
                                                 ==========       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 1997                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................       1,104,640       $  12,428,694
Shares issued to share-
holders in reinvestment of
dividends and distributions ...............         254,749           2,864,821
                                                 ----------       -------------
Total issued ..............................       1,359,389          15,293,515
Automatic conversion
of shares .................................         (52,791)           (595,361)
Shares redeemed ...........................      (2,684,513)        (30,214,153)
                                                 ----------       -------------
Net decrease ..............................      (1,377,915)      $ (15,515,999)
                                                 ==========       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1998                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................         219,943       $   2,533,243
Shares issued to share-
holders in reinvestment of
dividends and distributions ...............          24,274             279,417
                                                 ----------       -------------
Total issued ..............................         244,217           2,812,660
Shares redeemed ...........................        (173,447)         (1,996,625)
                                                 ----------       -------------
Net increase ..............................          70,770       $     816,035
                                                 ==========       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1997                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................         185,567       $   2,085,866
Shares issued to share-
holders in reinvestment of
dividends and distributions ...............          15,175             170,763
                                                 ----------       -------------
Total issued ..............................         200,742           2,256,629
Shares redeemed ...........................         (93,032)         (1,044,842)
                                                 ----------       -------------
Net increase ..............................         107,710       $   1,211,787
                                                 ==========       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 1998                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................         296,604       $   3,431,592
Automatic conversion
of shares .................................          19,864             228,884
Shares issued to share-
holders in reinvestment of
dividends and distributions ...............          22,549             259,885
                                                 ----------       -------------
Total issued ..............................         339,017           3,920,361
Shares redeemed ...........................         (94,310)         (1,088,103)
                                                 ----------       -------------
Net increase ..............................         244,707       $   2,832,258
                                                 ==========       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 1997                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................         215,211       $   2,406,083
Automatic conversion
of shares .................................          52,734             595,361
Shares issued to share-
holders in reinvestment of
dividends and distributions ...............          12,040             135,638
                                                 ----------       -------------
Total issued ..............................         279,985           3,137,082
Shares redeemed ...........................        (139,318)         (1,559,028)
                                                 ----------       -------------
Net increase ..............................         140,667       $   1,578,054
                                                 ==========       =============
-------------------------------------------------------------------------------

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 9, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Pennsylvania Municipal Bond Fund during its taxable year ended July 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable ordinary income and capital gains distributions paid by the Fund during the year:

--------------------------------------------------------------------
Record       Payable     Ordinary      Short-Term        Long-Term
Date          Date        Income      Capital Gains    Capital Gains
--------------------------------------------------------------------
12/19/97    12/31/97     $.000165       $.066626         $.086629*
--------------------------------------------------------------------
* Of this long-term capital gain distribution, 23.49% is subject to the 28% tax rate and 76.51% is subject to the 20% tax rate.

Please retain this information for your records.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 1998

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William M. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Pennsylvania
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                           #11299-7/98

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